SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSPECTUS
OF
ALLSPRING MULTI-ASSET FUNDS
For the Allspring Real Return Fund
(the “Fund”)

At a meeting held August 19-20, 2025, the Board of Trustees of Allspring Funds Trust approved the following changes to be effective on or about September 1, 2025.

Principal Investment Strategy Change

In the section entitled “Fund Summary - Principal Investment Strategies”, the third sentence in the third paragraph is replaced with the following:

We may invest up to 20% of the Fund’s total assets in below investment-grade debt securities, often called “high yield securities” or “junk bonds”.

August 21, 2025	SUP1753 08-25